Credit Suisse Global High Yield Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended June 30, 2008

Portfolio:			Credit Suisse Global High Yield Fund


Security:			Markwest Energy Part/ Fin.


Date Purchased:			4/10/2008


Price Per Share:		$99.18


Shares Purchased
by the Portfolio *:		75


Total Principal Purchased
by the Portfolio *:		$74,387.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				JP Morgan Chase

Member:				Co-Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			Range Resources Corp.


Date Purchased:			5/1/2008


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		195


Total Principal Purchased
by the Portfolio *:		$195,000.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				JP Morgan Chase

Member:				Co-Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			Public Service of New Mexico

Date Purchased:			5/8/2008

Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		25


Total Principal Purchased
by the Portfolio *:		$25,000.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				Lehman Brothers Inc.


Member:				Co-Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			Capano Energy LLC.


Date Purchased:			5/13/2008


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		300

Total Principal Purchased
by the Portfolio *:		$300,000.00

% of Offering Purchased
by the Portfolio:		.00%


Broker:				Banc of America Securities LLC

Member:				Co-Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Chesapeake Energy Corp.


Date Purchased:			5/20/2008


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		125


Total Principal Purchased
by the Portfolio *:		$125,000.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				Lehman Brothers Inc.



Member:				Lead-Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			El Paso Natural Gas

Date Purchased:			5/22/2008


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		250


Total Principal Purchased
by the Portfolio *:		$250,000.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				Deutsche Bank Alex T. Brown


Member:				Co-Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			Ply Gem Industry


Date Purchased:			6/2/2008

Price Per Share:		$99.072


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$49,536.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				UBS


Member:				Lead-Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			Targa Res Partners


Date Purchased:			6/12/2008

Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		25


Total Principal Purchased
by the Portfolio *:		$25,000.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				JP Morgan Chase


Member:				Lead-Manager